UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2004

OYO GEOSPACE CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-13601	76-0447780
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7007 Pinemont Drive Houston, Texas	77040
(Address of Principal Executive Offices)	(Zip Code)

(713) 986-4444

(Registrant’s Telephone Number, Including Area Code)

Item 7 (c). Exhibits.

Exhibit 99.1 Press Release dated May 13, 2004.

Item 12. Results of Operations and Financial Condition.

On May 13, 2004, OYO Geospace Corporation issued a press release regarding its earnings results for the second fiscal quarter. The press release is attached hereto as Exhibit 99.1. The foregoing description is qualified by reference to such exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OYO GEOSPACE CORPORATION

Dated: May 13, 2004.	By:	/s/ THOMAS T. MCENTIRE
Thomas T. McEntire
Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release dated May 13, 2004.

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